EXHIBIT 99.2



                            IMAGINE INVESTMENTS, INC.
                          8150 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1901
                               DALLAS, TEXAS 75206


December 8, 2003

Wickes Inc.
706 N. Deerpath Drive,
Vernon Hills, Illinois 60061

Attn:    President and Board of Directors


                      Amended and Restated Letter Agreement
                      -------------------------------------

Gentlemen:

     This letter agreement amends and restates the letter agreement dated October 1, 2003 between Imagine Investments, Inc. ("Imagine") and Wickes Inc. ("Wickes") regarding the obligation of Imagine to provide up to $10.5 million of financing to Wickes. The parties have determined to modify the financing proposal set forth in the October 1, 2003 letter from Imagine to Wickes (the "Original Letter") to a loan participation arrangement pursuant to which Imagine will purchase a 100% participation interest from Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. ("Merrill") in an additional term loan of up to $10.5 million (the "Additional Term Loan") to be made by Merrill, as a lender, to Wickes under the terms of the Credit Agreement dated February 26, 2003 (as heretofore or hereafter amended, modified and supplemented from time to time, the "Credit Agreement"). The terms and conditions of this letter agreement govern Imagine's obligation to purchase a participation interest in the Additional Term Loan (the "Participation Interest"), including Wickes' issuance of a warrant (as provided for in Paragraph 6 hereof) to Imagine as inducement to acquire the Participation
Interest. Capitalized terms used herein which are not otherwise defined shall have the meanings given such terms in the Credit Agreement.

     1. Amount and Nature of Additional  Term Loan. The amount of the Additional
        ------------------------------------------
Term Loan shall not exceed $10.5 million and the amount of the Additional Term Loan shall be limited to the amount necessary to fund the cash portion of the Offer to Exchange described in that certain Offering Memorandum issued by Wickes dated November 4, 2003 (the "Offer"). The purchase price for the Participation Interest shall equal the principal amount of the Additional Term Loan. The Additional Term Loan shall be a last-out, subordinated loan, the repayment of which is subject to payment in full of all other Loans under the Credit Agreement; provided, however, that payment of interest on the Additional Term Loan and reimbursement of ordinary course, pre-default expenses to Imagine shall be permitted to be made to Imagine on a current basis.

     2. Term.  The  Additional  Term Loan  shall come due on the  earlier of (a)
        ----
February 26, 2007, or (b) the date on which Agent or the Required Lenders elect to terminate the Revolving Loan Commitment pursuant to Section 9.2 of the Credit Agreement. The Additional Term Loan may not be prepaid without the consent of all the Lenders unless all Obligations under the Credit Agreement (other than the Additional Term Loan) have been paid in full and all commitments to lend thereunder have been terminated. Notwithstanding the foregoing, Imagine may effect a repayment of all or any portion of the balance (including accrued interest) of the Additional Term Loan, on a dollar-for-dollar basis, by offset against the exercise price of the "Warrant" described in Paragraph 6 hereof as long as Imagine holds all right, title and interest in and to such Warrant and Imagine will be authorized by Merrill to exercise such offsets as if Imagine was the direct Lender of the Additional Term Loan under the Credit Agreement.

     3. Interest Rate. The Additional  Term Loan shall bear interest at the rate
        -------------
of 10% per annum, payable monthly.

     4. Security. The Additional Term Loan shall be secured by a lien on all the
        --------
same collateral that presently secures the other Loans under the Credit Agreement, including a mortgage lien on all real estate and a security interest in all accounts receivable, inventory, general intangibles, machinery, equipment, deposit accounts, intellectual property and all other tangible and intangible personal property of Wickes and its subsidiaries. Imagine shall not have any obligation to make the Additional Term Loan unless (i) the value, as of the closing of the Additional Term Loan, of Wickes' Eligible Accounts plus
Wickes' Eligible Inventory exceeds the sum of (a) the Revolving Loan Outstandings plus (b) the outstanding balance of the Term Loan, by at least $22,000,000; and (ii) the value of Wickes' "good and current" inventory and accounts receivable, as calculated using generally accepted accounting principles using the most recent information reasonably available, exceeds the sum of (a) the Revolving Loan Outstandings plus (b) the outstanding balance of the Term Loan, by at least $30,000,000 as of the date of closing. The definition of "Borrowing Base" in the Credit Agreement shall be amended such that in no event will the Borrowing Base exceed amount by which (a) the "Indenture Limit" exceeds (b) the then outstanding principal balance of the Additional Term Loan, where the "Indenture Limit" is a dollar amount equal to the sum of (i) 95% of the net book value of Borrower's Accounts plus (ii) 75% of Borrower's Inventory. Wickes represents and warrants to Imagine that, as of December 2, 2003, the value of Wickes' Eligible Inventory and Eligible Accounts is approximately $98 million, that the value of its "good and current" inventory and accounts receivable, as calculated using generally accepted accounting principles using the most recent information reasonably available, is approximately $106 million, and that the sum of the Revolving Loan Outstandings plus the outstanding balance of the Term Loan is $61,193,730.88.

     5.  Covenants.  The  Additional  Term  Loan  and  the  acquisition  of  the
         ---------
Participation Interest shall be documented in a manner consistent with commercial loans and participations of this size and nature. As part of such documentation (i.e. pursuant to the Amended Credit Agreement, as defined in Paragraph 8 hereof), Wickes and its subsidiaries shall restate all the representations and warranties contained in the Credit Agreement as of the closing of the Additional Term Loan, and Wickes agrees in advance that Imagine may rely on such representations and warranties. The loan documents and documentation pertaining to the Participation Interest shall contain numerous affirmative and negative covenants, all of which must be satisfactory to Imagine.

     6.  Warrant.  In  consideration  of  Imagine's  agreement  to purchase  the
         -------
Participation Interest, Wickes shall issue to Imagine a warrant (the "Warrant") to purchase, at an exercise price of $1.00 per share, a number of shares of common stock of Wickes equal to the principal amount of the Additional Term Loan, upon the closing of the acquisition of the Participation Interest. The Warrant shall terminate on the later of (a) thirty days after receipt by Imagine of written notice from Wickes that the Additional Term Loan has been paid in full (provided it has, in fact, been paid in full), or (b) February 26, 2008. Wickes shall authorize the creation of a sufficient number of common shares and shall agree to reserve such shares for the potential exercise of the Warrant into shares of common stock of Wickes. Imagine shall not have any obligation whatsoever to exercise the Warrant. If, prior to the exercise of the Warrant, Wickes issues any other shares of its common stock, or any instrument convertible into shares of its common stock, or any options, warrants, preferred shares, rights or the like to purchase shares of common stock of Wickes (except for the grant of options to officers, directors and employees of Wickes to purchase up to 1,000,000 shares of common stock, and the exercise of such options by, officers, directors or employees of Wickes; provided, however, that such options may not be exercised if and to the extent the exercise thereof would result in a reduction of Imagine's, Consolidated National Corporation's, and Robert T. Shaw's collective beneficial ownership interest of the outstanding common stock of Wickes to less than 50.1% (excluding all warrants), unless Imagine agrees otherwise in writing), at a price of less than $2.00 per common share of Wickes (excluding the issuance of (a) convertible debt in exchange for Subordinated Notes pursuant to the "Offer" referenced in Paragraph 7 hereof, and
(b) rights, pursuant to a rights offering to the then existing shareholders of Wickes, to purchase shares of Wickes on an adjusted basis for $1.00 or more per share, as adjusted, which rights must be issued and exercised between the date hereof and December 15, 2004), the exercise price shall be automatically reduced and the number of shares of common stock of Imagine issued upon exercise of the Warrant shall be automatically increased so that the number of shares of common stock issuable to Imagine upon exercise of the Warrant shall represent the same percentage of issued and outstanding shares of common stock, and for the same aggregate consideration, that would have been issuable to Imagine (calculated on a fully diluted basis) if such shares, convertible debt, options, warrants, preferred shares, rights or the like to purchase shares of common stock had not been issued at a price of less than $2.00 per share. Wickes shall grant Imagine customary demand and piggyback registration rights with respect to all of the shares of Wickes common stock issued pursuant to the exercise of the Warrant, if it should occur, as well as all other shares of common stock of Wickes owned by Imagine. In addition to the anti-dilution provisions described above, the agreements pertaining to the Warrant shall contain standard anti-dilution provisions with respect to such Wickes shares.

     7. Use of Proceeds. The Additional Term Loan proceeds shall not be advanced
        ---------------
until, and shall be used solely for the purpose of funding, the cash portion of the Offer to Exchange described in the Offer. It shall be an additional condition to Imagine's obligation to acquire the Participation Interest that at least 95% of the Subordinated Notes (by dollar amount) shall have been reacquired by Wickes and cancelled, simultaneously with the funding of the Additional Term Loan. It shall be within the sole discretion of Imagine whether to waive this condition and any other of the conditions with respect to the acquisition of the Participation Interest. Imagine's obligation to acquire the Participation Interest is further conditioned on there being no change in the terms of the Offer after the date hereof without the written consent of Imagine, which consent may be withheld for any reason.

     8.  Conditions.  In addition to other  conditions  referenced  herein,  the
         ----------
occurrence of each of the following shall be a condition to Imagine's obligation to acquire the Participation Interest: (a) Imagine shall have reviewed and shall be satisfied in all respects with Wickes' financial condition and that no material adverse change shall have occurred with respect to Wickes since the date of the most recent financial statements issued prior to the Original Letter; (b) Imagine shall be satisfied that Section 203 (and the other provisions) of the Delaware Corporation Laws does not prohibit or adversely affect the ability of Imagine, Robert T. Shaw, or their affiliates to vote any shares of Wickes that may be currently held by any of them or the shares of Wickes that they may acquire upon exercise of the Warrant with respect to all matters whatsoever, including the receipt of a legal opinion from counsel to Wickes acceptable to Imagine in connection with such matter; (c) Wickes shall have obtained all necessary consents and approvals, including but not limited to the consent of the Agent and the Lenders, in form and substance satisfactory to Imagine; (d) Wickes shall have supplied all its financial information and other data to Imagine promptly upon request and Imagine shall have approved the same in its sole discretion; (e) Wickes, Agent and the Lenders shall have executed and delivered an "Amended and Restated Credit Agreement," in form and substance satisfactory to Imagine ("Amended Credit Agreement"), that provides for the Additional Term Loan in a manner that is consistent with all the terms and conditions set forth in this letter agreement; (f) all the terms and conditions of the documentation for the acquisition of the Participation Interest and the making of the Additional Term Loan, including but not limited to the terms of the Amended Credit Agreement and a "Subordinated, Last-Out Participation Agreement" between Merrill and Imagine, shall be consistent with the terms and conditions set forth in this letter agreement and shall otherwise be acceptable to Imagine in its sole discretion; (g) all title insurance policies and down-date endorsements, UCC financing statements, and mortgages and other collateral agreements and instruments securing the Additional Term Loan must be sufficient, in Imagine's sole judgment, to secure adequately the Additional Term Loan in a manner consistent with secured commercial loans of this size and nature; (h) counsel to Wickes shall have furnished an opinion letter to Agent and the Lenders containing opinions on corporate matters, enforceability of loan documents and such other matters as Imagine reasonably requires, which opinion letter shall contain language authorizing reliance thereon by Imagine; and (i) the Additional Term Loan must be funded by Merrill no later than December 15, 2003; otherwise Imagine may cancel this commitment without liability to Wickes or anyone else.

     9. Loan  Documentation;  Imagine's  Costs and  Expenses.  Wickes  agrees to
        ----------------------------------------------------
promptly pay the fees and expenses incurred by Imagine (including Imagine's, Agent's and Lenders' attorneys' fees and expenses) in conjunction with (a) negotiating and documenting the Additional Term Loan, the acquisition of the Participation Interest, and the issuance of the Warrant, whether or not the Additional Term Loan is ever funded or the Participation Interest is acquired by Imagine; (b) the continued administration of the Additional Term Loan, the Participation Interest, the Warrant and all documents related thereto, including any amendments, modifications, consents and waivers to and/or under any and all such documents; and (c) all costs and expenses of Imagine in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under the Financing Documents or the documents governing the Participation
Interest. On the closing date for the Additional Term Loan, and on a current basis before such closing date, as a condition to Imagine's obligations hereunder, Wickes shall have paid and shall pay all fees and expenses of Imagine (including attorneys' fees and expenses) incurred through the closing date and shall sign a letter agreement substantially in the form attached hereto as Exhibit A and incorporated herein by reference.
---------

     10.  Confidentiality  and  Public  Announcements.  Except  as  required  by
          -------------------------------------------
applicable law or the rules of any stock exchange or Nasdaq, neither party hereto shall disclose or permit their respective officers, directors, representatives, agents or employees to disclose the terms of this letter to any third party without the prior written consent of the other party hereto; provided, however, Imagine may make such disclosure to any of its affiliates and to Consolidated National Corporation and its affiliates; and further provided, that both parties hereto may make such disclosure to their respective lawyers, accountants and consultants and to Merrill and the Lenders.

     11.  Applicable  Law.  This  letter  agreement  shall  be  governed  by and
          ---------------
construed and enforced in accordance with the internal laws of the State of Illinois without giving effect to the principles of conflicts of law thereof.

     12. Entire  Agreement;  Modification.  This letter  agreement  contains the
         --------------------------------
entire understanding between the parties with respect to the subject matter hereof and supercedes the Original Letter and any prior or contemporaneous understanding or written or oral agreements between them respecting such subject matter. No amendment or modification hereto shall be effective unless made in pursuant to a writing signed by both parties hereto.

     If Wickes desires to accept this commitment for Imagine to acquire the Participation Interest as outlined in this letter agreement, please countersign a copy of this letter where indicated below and return it to me at the address set forth above by no later than December 8, 2003.

     We look forward to hearing from you regarding this matter.

                                       Very truly yours,

                                       Imagine Investments, Inc.


                                       By:      /s/ Robert T. Shaw
                                                --------------------
                                                Robert T. Shaw, President

     Wickes  hereby   accepts  this   commitment  for  Imagine  to  acquire  the
Participation Interest as outlined in this letter and agrees that it is legally bound by the terms of this letter.


                                       Wickes Inc.

                                       By:      /s/ James O'Grady
                                                ---------------------
                                                James O'Grady

                                       Title:   President

                                       Date: December 10, 2003

                                    EXHIBIT A
                                    ---------

                                   Side Letter
                                   -----------



                            IMAGINE INVESTMENTS, INC.
                                   Suite 1901
                          8150 North Central Expressway
                               Dallas, Texas 75206

                                December __, 2003


Wickes Inc.
706 North Deerpath Drive
Vernon Hills, Illinois 60061

                                   Side Letter


     Re: Imagine's  participation in Wickes' $10,500,000 loan from Merrill Lynch
         Capital


Gentlemen:

     On the date hereof, Imagine Investments, Inc. ("Imagine") has entered into that certain Subordinated, Last-Out Participation Agreement (the "Participation Agreement") with Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. ("Merrill") and has agreed to advance, through a participation structure described therein, the amount of up to $10,500,000, which funds are to be used by Wickes Inc. ("Wickes") solely in connection with its exchange offer relating to the 10% Convertible Notes due 2007 (the "New Swap Transaction" as defined in the Participation Agreement). Merrill has agreed to lend such amount as an advance under Wickes' existing senior credit facility, pursuant to the terms of that certain Amended and Restated Credit Agreement, dated as of the date hereof, among Merrill, Wickes and the Lenders (the "Amended Credit Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meanings given such terms in the Amended Credit Agreement.

     In consideration for Imagine's agreeing to advance said funds for Wickes' benefit pursuant to the terms of the Participation Agreement and the Amended Credit Agreement and for other good and valuable consideration, Wickes hereby agrees as follows:

     1.  Imagine's  Consent  Required  for  Certain  Actions.  Without the prior
         ---------------------------------------------------
written consent of Imagine, (a) so long as Imagine, Robert T. Shaw, Consolidated National Corporation and/or each of their affiliates collectively beneficially own in excess of [40%] of the voting capital stock of Wickes, neither Wickes nor its subsidiaries shall enter into any material modification or amendment of the Amended Credit Agreement or any of the Financing Documents that would materially and adversely affect Imagine's rights as a participant under the Amended Credit Agreement; and (b) neither Wickes nor its subsidiaries shall obtain any loans, advances or other extensions of credit from the Agent, the Lenders or any other person, other than those expressly permitted by the terms of the Amended Credit Agreement (without giving effect to any amendments thereof) and other than loans that are not secured by any of the Collateral or, if secured by any of the Collateral, are fully subordinate (both as to repayment and collateral ranking) to the Additional Term Loan.

          2. Costs and Expenses. Wickes hereby agrees to promptly pay:
             ------------------

               1. all reasonable costs and expenses of Imagine (including, but not limited to, legal and accounting costs and expenses) in connection with the examination, review, due diligence investigation, documentation, negotiation and closing of the transactions contemplated by the Warrant Agreement, Registration Rights Agreement, Participation Agreement, the Amended Credit Agreement and the Financing Documents (collectively, the "Loan Documents"), and in connection with the continued administration of the Loan Documents, including any amendments, modifications, consents and waivers to and/or under any and all Loan Documents; and

               2. all costs and expenses of Imagine (including, but not limited to, legal and accounting costs and expenses) in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Loan Documents and the Participation Agreement.

     3.  Indemnification.  Wickes  hereby  agrees  to  indemnify,  pay and  hold
         ---------------
harmless Imagine and the officers, directors, employees and counsel of Imagine (collectively, the "Indemnitees") from and against any and all liabilities, obligations, losses, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel and accountants for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of Wickes, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Imagine) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the Operative Documents or the Loan Documents (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by Wickes, any Subsidiary or any other Person of any Hazardous Materials or any Hazardous Materials Contamination, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Wickes or any Subsidiary, and (ii) proposed and actual extensions of credit under the Amended Credit Agreement) and the use or intended use of the proceeds of the Additional Term Loan, except that Wickes shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by final order by a court of competent jurisdiction. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, Wickes shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.


     4. Representations and Warranties. Wickes hereby represents and warrants to
        ------------------------------
Imagine that, as of the date hereof, each of the representations and warranties made in the Operative Documents by each Credit Party is true and correct, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein, except to the extent that such representation or warranty relates to a specific date, in which case Wickes hereby represents and warrants that such representation and warranty was true as of such earlier date. Wickes acknowledges that Imagine is relying on such representations and warranties in making its decision to acquire the Participation Interest.

     5. Additional Covenant.  From the date on which all Obligations  under the
        -------------------
Amended Credit Agreement (other than the Additional Term Loan) have been paid in full and all commitments to lend thereunder have been terminated, until the repayment in full of the Additional Term Loan (the "Covenant Period"), Wickes shall not permit the sum of its Eligible Accounts and Eligible Inventory to be reduced to an amount less than $22,000,000 and shall not permit the value of its "good and current" inventory and accounts receivable to be reduced to an amount less than $30,000,000. Violation of this covenant during the Covenant Period shall be an "Event of Default" under the Amended Credit Agreement.

     6.  Section 203.   Wickes  acknowledges  that  Section~203  of the Delaware
         -----------
Corporation Laws (together with any successor statute, "Section 203") could affect the rights of persons who have acquired or seek to acquire shares from Imagine, Consolidated National Corporation, Robert T. Shaw, or any of their respective affiliates in the future ("Transferees," which term shall not be read to exclude Imagine, Consolidated National Corporation, Robert T. Shaw or any of their respective affiliates). Wickes agrees not to take any action that would cause the provisions of subsection (a) of Section 203 to apply to any shares now owned or hereafter acquired by any Transferee without the written consent of Imagine. In addition, Wickes agrees, upon written request of Imagine, to take any reasonable action necessary to cause subsection (a) of Section 203 to not affect the rights of Transferees, including but not limited to causing and facilitating the adoption and filing of an amendment to the certificate of incorporation or bylaws to be submitted for shareholder approval, which amendment shall expressly elect for Wickes not to be governed by Section 203, and the substance of which amendment must be reasonably acceptable to Imagine. The fees and expenses relating to such amendments shall be paid for by Wickes. Wickes' obligations under this Section 6 shall expire on the later of (a) February 26, 2008, or (b) the date on which Imagine, Consolidated National Corporation, and Robert T. Shaw cease to have, collectively, beneficial ownership of at least 15% of the outstanding common stock of Wickes; provided, that Wickes' obligations under this Section 6 shall never expire with respect to any proposed transfer between Imagine and Consolidated National Corporation.

     7.  Notices.  Wickes agrees to promptly  forward  Imagine a copy of (a) any
         -------
written notice Wickes receives under the Amended Credit Agreement, (b) any written notice, report or other document delivered to Agent or the Lenders pursuant to subsections g, h, i, k, r, s, or t of Section 4.1 of the Amended Credit Agreement, and (c) such other notices, reports, financial statements, information and data as Imagine may reasonably request from time to time.

     The terms of this letter may be modified only by a written instrument signed by the parties hereto.